UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2009

SCHERING-PLOUGH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New Jersey	1-6571	22-1918501
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

     2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (908) 298-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

x Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
EX-99.1: PRESS RELEASE

__________________________________________________________________________________________________________________________________________________________

Item 8.01.     Other Events.

     On March 9, 2009, Schering-Plough Corporation (“Schering-Plough”) issued a joint press release with Merck & Co., Inc. (“Merck”) announcing the execution of an Agreement and Plan of Merger, dated as of March 9, 2009, by and among Schering-Plough, Merck, Blue, Inc., a New Jersey corporation and a wholly owned subsidiary of Schering-Plough, and Purple, Inc., a New Jersey corporation and a wholly owned subsidiary of Schering-Plough. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Number        Description

99.1              Press Release, dated March 9, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By:	/s/ Michael Pressman ________________________________
Michael Pressman
Deputy Secretary

Date: March 9, 2009

INDEX TO EXHIBITS

Number	Description
99.1	Press Release, dated March 9, 2009.